Exhibit 10.3
COMMITMENT AND ACCEPTANCE
     This Commitment and Acceptance (“Commitment and Acceptance”) dated as of October 21, 2005, is entered into among the parties listed on the signature pages hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as defined below).
Preliminary Statements
     Reference is made to the Credit Agreement dated as of September 20, 2005 (such agreement, together with any amendments supplements or other modifications thereto from time to time, collectively, the “Credit Agreement”) between Avatar Properties Inc., as Borrower (“Borrower”), Avatar Holdings Inc., as Guarantor, Wachovia Bank, National Association as Administrative Agent and Lender (“Agent”), Guaranty Bank as Syndication Agent and Lender, Wachovia Capital Markets, LLC, as Lead Arranger and the other Lenders from time to time party thereto.
     Pursuant to Section 2.02(i) of the Credit Agreement, Borrower has requested a Facility Increase in the aggregate Commitment Amount from One Hundred Million Dollars ($100,000,000) to One Hundred and Twenty Five Million Dollars ($125,000,000). Such increase in the Aggregate Commitment is to become effective on October 21, 2005 (the “Increase Date”). In connection with such requested increase in the Aggregate Commitment, Borrower, Agent and the Lenders hereby agree as follows:
     1. Lender’s Commitment. Effective as of the Increase Date, the aggregate Commitment of the Lenders under the Credit Agreement shall be increased in the amount set forth opposite each Lender’s name on Schedule A, attached hereto.
     2. Representations of Borrower. Borrower hereby represents and warrants that, as of the date hereof and after giving effect to the increase of the aggregate Commitment of the Lenders on the Increase Date: (a) no event or condition shall have occurred and then be continuing which constitutes a Default or Event of Default; and (b) the representations and warranties contained in Article 4 of the Credit Agreement are true and correct in all material respects (except to the extent any such representation or warranty is stated to relate solely to an earlier date).
     4. Governing Law. This Commitment and Acceptance shall be governed by the laws of the State of Florida.
[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Commitment and Acceptance by their duly authorized officers as of the date first above written.

AGENT:
WACHOVIA BANK, NATIONAL ASSOCIATION

BY:	/s/ James D. Davis
NAME: James D. Davis
TITLE: Vice President

LEAD ARRANGER:
WACHOVIA CAPITAL MARKETS, LLC

BY:	/s/ Darrell Perry

NAME: Darrell Perry
TITLE: Vice President

SYNDICATION AGENT:
GUARANTY BANK

BY:	/s/ Atila Ali

NAME: Atila Ali
TITLE: Vice President

LENDERS:
WACHOVIA BANK, NATIONAL ASSOCIATION

BY:	/s/ James D. Davis

NAME: James D. Davis
TITLE: Vice President

GUARANTY BANK

BY:	/s/ Atila Ali

NAME: Atila Ali
TITLE: Vice President

FRANKLIN BANK, SSB, a Texas Savings Bank

BY:	/s/ Mark Mahoney

NAME: Mark Mahoney
TITLE: Vice President

AGREED

BORROWER:

AVATAR PROPERTIES INC., a Florida corporation

By:	/s/ Dennis J. Getman
Dennis J. Getman
Executive Vice President

JOINED IN BY GUARANTOR:

AVATAR HOLDINGS INC.,
a Delaware corporation

By:	/s/ Dennis J. Getman
Dennis J. Getman
Executive Vice President

SCHEDULE A
List of Lenders with Commitment Amounts

Lender	Increased Amount	Total Commitment
Wachovia Bank, National Association:	$18,000,000.00	$68,000,000.00

Guaranty Bank:	$4,500,000.00	$32,000,000.00

Franklin Bank, SSB, a Texas savings bank:	$2,500,000.00	$25,000,000.00